Warrants Classified as Liabilities	9 Months Ended
Sep. 30, 2023
Warrants Classified as Liabilities [Abstract]
Warrants Classified as Liabilities

Note 8. Warrants Classified as Liabilities

The 2023 Purchase Warrant and the 2022 Purchase Warrant (collectively, the Purchase Warrants) provide for a value calculation using the Black Scholes model in the event of certain fundamental transactions, as defined in the Purchase Warrants. The fair value calculation provides for a floor on the volatility amount utilized in the value calculation at 100% or greater. The Company has determined that this provision introduces leverage to the holder(s) of the Purchase Warrants that could result in a value that would be greater than the settlement amount of a fixed-for-fixed option on the Company’s own equity shares. Therefore, pursuant to ASC 815, the Company has classified the Purchase Warrants as liabilities in its condensed consolidated balance sheets. The classification of the Purchase Warrants, including whether the Purchase Warrants should be recorded as liabilities or as equity, is evaluated at the end of each reporting period with changes in the fair value reported in other income (expense) in the condensed consolidated statements of operations and comprehensive loss.

On June 2, 2023, the 2023 Purchase Warrant was initially recorded at a fair value at $3,162,401, and, as of September 30, 2023, the fair value of the warrant liability was reduced to $634,828. As a result, the Company recorded a gain $2,527,572 for the nine months ended September 30, 2023 for the change in fair value of the 2023 Purchase Warrant. The Company also recorded a gain of $1,711,527 for the nine months ended September 30, 2023 for the change in the fair value of the warrant liability for the 2022 Purchase Warrant.

The fair value of the Purchase Warrants at September 30, 2023 was determined using the Black Scholes model with the following assumptions: (i) expected term based on the remaining contractual terms, (ii) risk-free interest rate of 4.16%, which was based on a comparable US Treasury 5-year bond, (iii) expected volatility of 118% and (iv) an expected dividend of zero.

As of September 30, 2023, the Company had the following liability-classified warrants outstanding (amounts in thousands):

	Number of Warrants on
	Common Shares	Amount
Balance as of December 31, 2021	—	$—
Recognition of warrant liability	92	3,674
Change in fair value of warrant	—	(1,595)
Balance as of December 31, 2022	92	2,079
Change in fair value of warrant	—	(658)
Balance as of March 31, 2023	92	1,421
Recognition of warrant liability	143	3,163
Change in fair value of warrants	—	(966)
Balance as of June 30, 2023	235	3,618
Change in fair value of warrants	—	(2,615)
Balance as of September 30, 2023	235	$1,003